UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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GARNERO GROUP ACQUISITION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2016

GARNERO GROUP ACQUISITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima 1485-19 Andar Brasilinvest Plaza CEP 01452-002 Sao Paulo Brazil
(Address of Principal Executive Offices) (Zip Code)

+55 (11) 3094-7970
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

GARNERO GROUP ACQUISITION COMPANY (“GGAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GGAC SECURITIES, REGARDING ITS BUSINESS COMBINATION WITH Q1 COMERCIAL DE ROUPAS S.A. (THE “COMPANY”), AS DESCRIBED IN THE CURRENT REPORTS ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2015 AND DECEMBER 21, 2015. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT ATTACHED HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF GGAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2014, IS ASSISTING GGAC IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF US$4,600,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. GGAC, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GGAC’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GGAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GGAC’S FINAL PROSPECTUS, DATED JUNE 25, 2014, AND GGAC’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED JUNE 30, 2015, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GGAC’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF RECORD AS OF MARCH 28, 2016. SHAREHOLDERS ALSO MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GGAC, AV BRIG. FARIA LIMA, 1485-19 ANDAR, BRASILINVEST PLAZA CEP 01452-002, SAO PAULO, BRAZIL, ATTN: SECRETARY, OR EMAIL: JMRIVA@GARNEROGROUP.COM. THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION. THIS REPORT AND THE EXHIBIT HERETO SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF GGAC OR THE COMPANY, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY’S ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, GGAC’S AND THE COMPANY’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS; APPROVAL OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE BUSINESS COMBINATION AND RELATED TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER APPAREL RETAILERS; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE TO SATISFY OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN GGAC’S MOST RECENT FILINGS WITH THE SEC INCLUDING THE DEFINITIVE PROXY STATEMENT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING GGAC AND THE COMPANY, THE BUSINESS COMBINATION, THE RELATED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO GGAC AND THE COMPANY OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER GGAC NOR THE COMPANY UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in GGAC’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning GGAC and THE COMPANY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to GGAC and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither GGAC nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, Garnero Group Acquisition Company, a Cayman Islands exempted company (“GGAC”), entered into Amendment No.1 (the “Amendment”) to the First Amended and Restated Investment Agreement (the “Investment Agreement”) by and among GGAC, Q1 Comercial de Roupas S.A., a Brazilian company (the “Company”), Alvaro Jabur Maluf Junior and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages thereto (the “Optionholders”). Except as the context otherwise requires, references to the “Investment Agreement” are to the Investment Agreement as amended by the Amendment.

The Amendment was prompted in part by the Company’s entry into its previously announced financial restructuring plan (the “Debt Plan”). Upon consummation of the Debt Plan, the Company’s outstanding unsecured debt will be replaced by either discounted debt with extended payment terms, equity, debentures or convertible debentures, at the option of each unsecured creditor. The debentures will earn a percentage of the Company’s profits (or 0.5% simple interest per annum, if greater). The Debt Plan has been approved by approximately 64% of the Company’s unsecured creditors and, upon confirmation by a Brazilian court, will be applicable to all of the Company’s unsecured creditors. Under the terms of the Debt Plan, the transactions contemplated by the Investment Agreement must be approved by 60% of the debenture holders, with silence constituting consent. Upon confirmation of the Debt Plan, Warley Pimentel will assume the role as the new Chief Executive Officer of the Company; the current Chief Executive Officer, Alvaro Jabur Maluf Jr., will take an advisory role to the senior management.

The Amendment effectuated the following changes, among others, to the Investment Agreement:

●	The Controlling Persons committed to purchase, directly or through other entities acting at their direction, $10 million of GGAC ordinary shares in the public market. Under the Investment Agreement as it existed prior to the Amendment, the Controlling Persons were required to use their best efforts to purchase, directly or indirectly, $30 million of GGAC ordinary shares in the public market.

●	The outside date for completing the transactions contemplated by the Investment Agreement was extended from March 31, 2016 to June 25, 2016 (or to July 22, 2016 if GGAC obtains an extension of the date by which it must complete an initial business combination).

●	The Company committed to obtain, or to use its commercially reasonable best efforts to obtain, certain necessary consents and approvals, including the court approval of the Debt Plan, certain necessary amendments to the Debt Plan and the consent of the debenture holders.

●	The Company made certain additional representations and warranties concerning the Debt Plan.

●	GGAC’s obligations under the Investment Agreement were made subject to the following additional conditions: (i) the Company having obtained the consent of the debenture holders, and (ii) the necessary amendments to the Debt Plan being in full force and effect.

●	The Company agreed to pay certain fees and expenses incurred by GGAC if GGAC is required to obtain an extension of the date by which it must complete an initial business combination.

●	Certain other changes were made to reflect the terms of the Debt Plan.

Except as set forth above, the material terms of the Investment Agreement and the other agreements to be entered into by the parties in connection with the business combination, as described in the Current Reports on Form 8-K filed by GGAC on August 27, 2015 and December 21, 2015 (the “Prior 8-Ks”), have not changed, and the description of such terms is incorporated herein by reference. The summaries of the Amendment, the Investment Agreement and the other agreements to be entered into by the parties in connection with the business combination are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits to this report or to the Prior 8-Ks, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

GGAC is furnishing the press release attached hereto as Exhibit 99.1 as Regulation FD Disclosure material.

The information under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1	Amendment No. 1 to First Amended and Restated Investment Agreement, dated as of June 10, 2016, by and among Garnero Group Acquisition Company, Q1 Comercial de Roupas S.A., Alvaro Jabur Maluf Junior and Paulo Jabur Maluf, and the optionholders listed on the signature page thereto.*

99.1	Press release.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GGAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARNERO GROUP ACQUISITION COMPANY

Dated: June 15, 2016	By:	/s/ Mario Garnero
Name: Mario Garnero
Title:Chief Executive Officer

Exhibit 2.1

AMENDMENT NO. 1 TO

FIRST AMENDED AND RESTATED INVESTMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the First Amended and Restated Investment Agreement (the “Investment Agreement”), is entered into as of June 10, 2016 by and among Garnero Group Acquisition Company, a Cayman Islands exempted company (“GGAC”), Q1 Comercial de Roupas S.A., a Brazilian company (the “Company”), Alvaro Jabur Maluf Junior and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages hereto (the “Optionholders”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Investment Agreement.

WHEREAS, the parties hereto entered into the Investment Agreement on December 17, 2015, which agreement provides for, among other things, the Controlling Persons to contribute and assign all of the Outstanding Shares to GGAC, free and clear of any Liens, in exchange for certain consideration as described therein; and

WHEREAS, following the execution of the Investment Agreement, the Company filed an extrajudicial reorganization plan on June 10, 2016, under Law No. 11101, of February 9, 2005, a copy of which plan is attached hereto as Exhibit A (the “Debt Plan”), and pursuant to which plan the Company and its main creditors have agreed to restructure the Company’s outstanding debt in accordance with the terms and conditions provided for in the Debt Plan; and

WHEREAS, as a result of the Debt Plan, the parties desire to amend the Investment Agreement in accordance with Section 10.10 thereof.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.            The Investment Agreement is hereby amended as follows:

(a)          Section 1.2(a) of the Investment Agreement is hereby amended by replacing the first sentence in its entirety with the following:

“The closing of the Contributions and the other transactions contemplated by this Agreement (“Closing”) shall take place at the offices of Graubard Miller, the Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, at 10:00 a.m., New York City time, not later than the third (3rd) business day after the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that by their nature can only be satisfied or waived as of the Closing Date), but in any event not later than the Termination Date (or the first business day prior thereto, in the event the Termination Date is a Saturday, Sunday or holiday), or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”).”

(b)         Section 2.3(e) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(e) Except as described in Section 2.3(a) hereof and except for the issuance of debt securities of the Company in accordance with the Debt Plan and the issuance of GGAC Ordinary Shares in accordance with the Debt Plan or upon conversion of any debt securities issued in accordance with the Debt Plan, no shares, warrants, options or other securities of the Company are issuable and no rights in connection with any shares, warrants, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise) as a result of the consummation of the transactions contemplated hereby.”

(c)          Section 2.5(b) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or other third party (including, without limitation, lenders and lessors), except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (ii) for the consents, approvals, authorizations and permits described in Section 2.5 of the Company Schedule, (iii) for the approval of certain creditors of the Company as required by the Debt Plan, and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent consummation of the Contributions or otherwise prevent the parties hereto from performing their respective obligations under this Agreement.”

(d)          Section 2.7 is hereby amended by inserting the following as new paragraphs (e), (f) and (g):

“(e) The Company has provided to GGAC a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended on December 31, 2015, 2014 and 2013 (the “New Audited Financial Statements”). The New Audited Financial Statements and the audited consolidated financial statements (including related notes thereto) of the Company included in the Proxy Statement were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

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“(f) The Company has provided to GGAC a correct and complete copy of the unaudited consolidated financial statements (including any related notes thereto) of the Company for the three month period ended March 31, 2016 (the “New Unaudited Financial Statements” and together with the New Audited Financial Statements, the “New Financial Statements”). The New Unaudited Financial Statements and the unaudited consolidated financial statements (including related notes thereto) of the Company included in the Proxy Statement comply as to form in all material respects, and were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved and in a manner consistent with the preparation of the New Audited Financial Statements, and each fairly presents in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated, except that such statements are subject to normal audit adjustments that are not expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole and do not include all footnotes.

“(g) Except as otherwise noted in the Financial Statements or the New Financial Statements, the accounts and notes receivable of the Company reflected on the balance sheets included in the respective financial statements: (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim except to the extent set forth in such balance sheet contained therein other than possible back charges which to the Company’s knowledge do not exist at this time, which back charges, to the Company’s knowledge, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole, (iv) are collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in such balance sheet referenced above, and (v) are not the subject of any actions or proceedings brought by or on behalf of the Company.”

(e)          Section 2.9 of the Investment Agreement is hereby amended by inserting “, other than pursuant to the Debt Plan,” at the end of clause (ix).

(f)           The Investment Agreement is hereby amended by inserting the following as new Section 2.25 and renumbering the subsequent sections:

“2.25 Debt Plan. The Company has provided to GGAC a correct and complete copy the Debt Plan. The Debt Plan has been approved by all necessary corporate action of the Company and its Subsidiaries and by the holders of at least 60% of the unsecured credits of the Company, and has been filed with a court of competent jurisdiction. To the Company’s knowledge, the requirements for court confirmation of the Debt Plan have been satisfied and there are no facts or circumstances that would prevent such court confirmation. Upon court confirmation by such court, the Debt Plan will be enforceable against all unsecured creditors of the Company. Section 2.25 of the Company Schedule sets forth the unsecured creditors of the Company who have signed an instrument of adhesion to the Debt Plan. Notwithstanding anything else to the contrary in this Agreement, neither the Debt Plan nor the transactions contemplated thereby shall in any way limit or adversely affect (i) the enforceability of this Agreement against the Company, the Controlling Persons and the Optionholders, or the rights and remedies available to GGAC hereunder, or (ii) except to the extent of payment provisions with respect to unsecured credits covered by the Debt Plan, the enforceability of any Company Contract by the Company or its Subsidiaries, or the rights and remedies available to the Company or its Subsidiaries under any such contract.”

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(g)          Section 4.1(f) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(f) except as permitted by Section 5.2 hereof and except for the issuance of GGAC Ordinary Shares in accordance with the Debt Plan or upon conversion of any debt securities issued in accordance with the Debt Plan, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;”

(h)          Section 4.1(j) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(j) except in the ordinary course of business consistent with past practices and except for the issuance of debt securities of the Company in accordance with the Debt Plan, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person or Persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of GGAC, the Company or any of its Subsidiaries, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;”

(i)           Section 4.1(l) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(j) except in the ordinary course of business consistent with past practices and except for the issuance of debt securities of the Company in accordance with the Debt Plan, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person or Persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of GGAC, the Company or any of its Subsidiaries, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;”

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(j)           Section 5.1(f) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(f) No amendment or supplement to the Proxy Statement will be made by GGAC without the approval of the Company which shall not be unreasonably withheld and GGAC shall promptly transmit any such amendment or supplement to its shareholders, if at any time prior to the Extraordinary General Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement. Any amendment or supplement that reflects the comments of the Company, as well as any amendment or supplement that the Company has not commented upon after a reasonable opportunity to comment, shall be deemed to have been approved by the Company.”

(k)          Section 5.7 of the Investment Agreement is hereby amended by:

(i)            re-titling such section as “Commercial Reasonable Best Efforts; Commitment to Obtain Consents”;

(ii)           replacing clause (iii) of such section with the following:

“the obtaining of court confirmation of the Debt Plan, the consummation of the transactions contemplated by the Debt Plan, and the obtaining of consent of certain creditors of the Company, as provided for in the Debt Plan, in connection with the consummation of the transactions contemplated hereby”

; and

(iii)          inserting the following at the end of such section:

“The Company shall obtain all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, including the consents referred to in Section 2.5 of the Company Schedule, and shall obtain an amendment to the Debt Plan, upon terms and conditions reasonably satisfactory to GGAC, providing that GGAC Ordinary Shares shall be issued pursuant thereto, and upon conversion or exchange of the debentures issued pursuant thereto, in lieu of the issuance of Company Ordinary Shares, provided that the Contributions are consummated by the Outside Date (the “Debt Plan Amendment”).”

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(l)           Section 5.25 of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“5.25 Open Market Purchases. The Controlling Persons commit to purchase, directly or through any other Persons acting at the direction or under the instructions of the Controlling Persons,, at least $10 million of GGAC Ordinary Shares in the open market, prior to June 20, 2016 (“Open Market Purchases”). Any such Open Market Purchases would be effected either (i) pursuant to a 10b-5 1 trading plan or (ii) at a time when the Company and the buyer is not aware of any material nonpublic information regarding the Company or its securities. The Controlling Persons hereby agree that, with respect to any GGAC Ordinary Shares purchased by the Controlling Persons hereunder, (a) they will vote such shares in favor of all proposals set forth in Section 5.1(b) that are to be presented at the Extraordinary General Meeting and will not exercise their right to convert their GGAC Ordinary Shares into a pro rata share of the Trust Fund in accordance with GGAC’s Charter Documents, and (b) the GGAC Ordinary Shares purchased by the Controlling Persons hereunder shall not be subject to the Lock-Up Agreement (as defined in Section 1.9 hereof).”

(m)         Section 5.30 of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“5.30 Conversion into Capital of Debts with Controlling Persons. As provided for in the Debt Plan, the Controlling Persons shall convert into capital of the Company the loans made by such Controlling Persons and any other amount owed by the Company to such Persons at or prior to the Closing Date.”

(n)          Section 5.33 of the Investment Agreement is hereby amended by replacing references to the “2015 fiscal year” with the “2016 fiscal year”.

(o)          Section 5.34 of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“5.34 Capital Contributions. Immediately following the Closing, GGAC shall contribute to the Company the amount in the Trust Fund, less amounts paid and to be paid pursuant to Section 5.19 hereof, which proceeds must be deposited by the Company into an escrow account as provided for in the Debt Plan.”

(p)          The Investment Agreement is hereby amended by inserting the following as new Section 5.35:

“5.35 Company Board of Directors. From and after the Closing, GGAC shall cause the Company’s Board of Directors to be comprised of members so as to comply with the corporate governance requirements as provided for in the Debt Plan.”

(q)          Section 6.2(a) of the Investment Agreement is hereby amended by replacing “on and as of the date hereof” with “when made”.

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(r)           Section 6.2(h) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(h) Trust Fund. GGAC shall have made appropriate arrangements to have the Trust Fund, less amounts paid and to be paid pursuant to Section 5.19 hereof, disbursed upon the Closing and contributed to the Company as provided for in this Agreement.”

(s)          Section 6.3(a) of the Investment Agreement is hereby amended by replacing “on and as of the date hereof” with “when made”.

(t)           Section 6.3(h) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(h) Creditor Approval. The Company shall have obtained the consent of certain creditors of the Company, as provided for in the Debt Plan, in connection with the consummation of the transactions contemplated hereby.”

(u)         Section 6.3(o) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(o) Reorganization. The Reorganization shall have been effected, in accordance with the steps set forth in Schedule 5.3 hereto, as a result of which the Company shall not have incurred any indebtedness or other liabilities such that the aggregate indebtedness and other liabilities of the Company exceed the amount set forth in the Debt Plan, and the Company shall have accrued goodwill amortizable under applicable Tax law in the amount of R$200,000,000.”

(v)         The Investment Agreement is hereby amended by inserting the following as new Section 6.3(q):

“(q) Debt Plan Amendment. The Debt Plan Amendment shall be in full force and effect.”

(w)         Section 7.1(a) of the Investment Agreement is hereby amended by replacing “but only to the extent of the Company Indemnity Cap (as defined in Section 7.4(d) hereof)” with “but subject to the provisions of this Article VII, including Section 7.4 hereof”.

(x)          Section 7.1(b) of the Investment Agreement is hereby amended by replacing “but only to the extent of the GGAC Indemnity Cap (as defined in Section 7.4(d) hereof)” with “but subject to the provisions of this Article VII, including Section 7.4 hereof”.

(y)         Section 8.1(b) of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“(b) by either GGAC or the Controlling Persons if the Contributions shall not have been consummated for any reason by June 25, 2016 (or by such later date that has been approved by the shareholders of GGAC as of which GGAC shall automatically wind up, dissolve and liquidate pursuant to the terms of its Charter Documents if it has not consummated an initial business combination, but in no event later than July 22, 2016) (“Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Contributions to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;”

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(z)          Section 8.3 of the Investment Agreement is hereby amended by replacing it in its entirety with the following:

“8.3 Fees and Expenses. Except as otherwise specifically provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transactions contemplated hereby are effected and consummated. Notwithstanding the foregoing sentence, (i) in the event the acts or omissions of the Company, the Controlling Persons or the Optionholders are the principal cause of or resulted in the failure of the Contributions to occur by June 25, 2016, the Company shall pay the reasonable and documented out of pocket fees and expenses incurred by GGAC or its affiliates in connection with any extension of the date by which GGAC must complete an initial business combination under its Charter Documents, and all reasonable and documented out of pocket fees and expenses incurred by GGAC after June 25, 2016 and prior to the Closing in the event such an extension is obtained, including without limitation any fees and expenses incurred in connection with the audit of GGAC’s financial statements for the fiscal year ended June 30, 2016 and the filing of any Additional GGAC SEC Reports after June 25, 2016, and (ii) in the event the Agreement is terminated by GGAC, and at the time of such termination there is no state of facts or circumstances that would reasonably be expected to cause the conditions set forth in Section 6.1(a) to (c) and Section 6.2 not to be satisfied on or prior to the Outside Date (other than a state of facts or circumstances caused by or arising out of the acts or omissions of the Company, the Controlling Persons or the Optionholders), the Company or the Controlling Persons shall pay all reasonable and documented out of pocket fees and expenses incurred by GGAC in connection with this Agreement and the transactions contemplated thereby (including, without limitation, all the fees and expenses identified under clause (i) of this Section 8.3), up to a maximum of $1,000,000.”

(aa)        Article IX of the Investment Agreement is hereby amended by inserting the following defined terms in alphabetical order:

Term	Section
Debt Plan	Preamble to Amendment No. 1
Debt Plan Amendment	Section 5.7
New Financial Statements	Section 2.7(f)
New Audited Financial Statements	Section 2.7(f)
New Unaudited Financial Statements	Section 2.7(e)

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(bb)       The Company Schedule is hereby amended by inserting Schedule 2.25 hereto as new Section 2.25 thereof.

(cc)        Any reference to the Investment Agreement in the Investment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter be deemed to be a reference to the Investment Agreement, as amended by this Amendment (or as the Investment Agreement may be further amended or modified after the date hereof in accordance with the terms thereof).

2.            After giving effect to this Amendment, the representations and warranties of each party contained in the Investment Agreement are true and correct on and as of the date hereof (except for any representations and warranties made as of a specified date, which shall be so true and correct as of the specified date).

3.            Except as specifically provided in this Amendment, no provision of the Investment Agreement is modified, changed, waived, discharged or otherwise terminated and the Investment Agreement shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a consent to, or waiver of any right, power or remedy of any party under the Investment Agreement for, any inaccuracy or breach of any representation or warranty, or any nonfulfillment, breach or failure to comply with any agreement or covenant, contained in the Investment Agreement as in effect prior to the date hereof. This Amendment shall be governed in all respects in accordance with the provisions of Section 10.7 of the Investment Agreement. This Amendment may be executed in counterparts (including, without limitation, by facsimile, .pdf or other electronic document transmission), each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

GARNERO GROUP ACQUISITION COMPANY

By:	/s/ Mario Garnero
	Name:	Mario Garnero
	Title:	CEO

Q1 COMERCIAL DE ROUPAS S.A.

By:	/s/ Alvaro Jabur Maluf Jr.
	Name:	Alvaro Jabur Maluf Jr.
	Title:	Diretor Presidente

By:	/s/ Paulo Jabur Maluf
	Name:	Paulo Jabur Maluf
	Title:	Vice Presidente

CONTROLLING PERSONS:

/s/ Alvaro Jabur Maluf, Jr.
Alvaro Jabur Maluf, Jr.

/s/ Paulo Jabur Maluf
Paulo Jabur Maluf

OPTIONHOLDERS:

/s/ Thiago Chaves Ribeiro
Thiago Chaves Ribeiro

/s/ Denis Nieto Piovezan
Denis Nieto Piovezan

/s/ Marina Balaban Spiero
Marina Balaban Spiero

[Signature Page to Amendment No. 1 to First Amended and Restated Investment Agreement]

Exhibit 99.1

Garnero Group Announces Amendment to Terms of Merger with Grupo Colombo

NEW YORK, June 15, 2016 - Garnero Group Acquisition Company (NASDAQ: GGAC) (“GGAC”), a public investment vehicle formed for the purpose of effecting a merger, acquisition or similar business combination, and Q1 Comercial de Roupas S.A. ("Grupo Colombo" or "GC"), a leading apparel retailer in Brazil, announced today that they have entered into an amendment to the definitive investment agreement (“Amendment”) related to their previously announced proposed merger.

The Amendment was prompted in part by Grupo Colombo’s entry into its previously disclosed financial restructuring. As announced on June 10, 2016, Grupo Colombo’s restructuring plan provides capital structure equalization and a balanced cash flow for operations going forward. The restructuring plan has been approved by approximately 64% of Grupo Colombo’s unsecured creditors and, upon confirmation by the Brazilian courts, will be applicable to all of Grupo Colombo’s unsecured creditors. In place of their current debts, unsecured creditors will receive either a discounted debt with extended payment terms, equity, debentures or convertible debentures. The debentures will earn a percentage of Grupo Colombo’s profits (or 0.5% simple interest per annum, if greater). Under the terms of the restructuring plan, the transactions contemplated by the investment agreement must be approved by 60% of the debenture holders, with silence constituting consent. Upon confirmation of the debt reorganization, Warley Pimentel will assume the role as the new CEO of Grupo Colombo; the current CEO, Alvaro Jabur Jr., will take an advisory role to the senior management.

Key changes to the investment agreement include the following:

●	The shareholders of GC have now committed to purchase, directly or through other entities acting at their direction, $10 million of GGAC shares in the public market.
●	The date by which the transactions must be completed pursuant to the investment agreement has been extended to June 25, 2016 (or July 22, 2016 if GGAC obtains an extension of the date by which it must complete an initial business combination).
●	Grupo Colombo has committed to obtain, or to use its commercially reasonable best efforts to obtain, certain necessary consents and approvals, including the court approval of the restructuring plan, certain necessary amendments to the restructuring plan and the consent of the debenture holders.
●	Grupo Colombo will pay the fees and expenses incurred by GGAC if GGAC is required to obtain an extension of the date by which it must complete an initial business combination.
●	Other changes necessary to reflect the terms of the restructuring plans.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be filed by GGAC with the SEC as an exhibit to a Current Report on Form 8-K. Interested parties should visit the SEC website at www.sec.gov.

About Grupo Colombo

Founded in 1917, Grupo Colombo is one of Brazil's leading retailers with a focus on menswear, with approximately 400 stores throughout the country. GC has strong brand awareness for its clothing and is known for its high quality products at competitive prices. Basic pieces that don't go out of fashion which consumers wear day-to-day for business or leisure are found throughout the year in its stores. Beyond the basics, GC also has a premium line that brings fresh ideas every season. For more information, please visit www.grupocolombo.com.br/investors.

About Garnero Group Acquisition Company

GGAC was incorporated in the Cayman Islands on February 11, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities.

Forward Looking Statements

This press release includes certain forward-looking statements, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Grupo Colombo's and GGAC's managements' current expectations or beliefs and are subject to risk, uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Grupo Colombo's business. These risks, uncertainties and contingencies include: business conditions; changing interpretations of GAAP; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of products and services; general economic conditions; geopolitical events and regulatory changes; the possibility that the transactions do not close, including due to the failure to receive required shareholder approvals or the failure of other closing conditions, such as receipt of necessary governmental or regulatory approvals; and other factors set forth in GGAC's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither GGAC nor Grupo Colombo is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.